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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of General Cigar Holdings, Inc. of our report dated March 12, 1997 relating to the financial statements of Honduras American Tabacco, S.A. de C.V. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP

Tegucigalpa, Honduras


May 8, 1997